           As filed with the Securities and Exchange Commission on July 18, 1996
                                                     Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               CARDIOMETRICS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       77-0095687
(State or other jurisdiction                   (IRS Employer Identification No.)
of incorporation or organization)

                                645 CLYDE AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
               (Address of principal executive offices) (Zip Code)

                               CARDIOMETRICS, INC.
                            1995 STOCK INCENTIVE PLAN
                            (Full title of the Plan)

                              ROBERT Y. NEWELL, IV
                   VICE PRESIDENT, FINANCE AND ADMINISTRATION,
                      CHIEF FINANCIAL OFFICER AND SECRETARY
                               CARDIOMETRICS, INC.
                645 CLYDE AVENUE, MOUNTAIN VIEW, CALIFORNIA 94043
                     (Name and address of agent for service)
                                 (415) 961-6993
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

            Title of                                           Proposed Maximum      Proposed Maximum
           Securities                        Amount                Offering              Aggregate            Amount of
              to be                          to be                   Price               Offering           Registration
           Registered                     Registered(1)           per Share(2)           Price(2)                Fee
           ----------                     -------------           ------------           --------                ---

Options to purchase Common Stock             225,000                 N/A                    N/A                   N/A
Common Stock, $0.01 par value                225,000                $5.06               $1,138,500               $393



(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Cardiometrics, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low price per share of Common Stock of Cardiometrics, Inc. as reported on the Nasdaq National Market on July 12, 1996.

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference

         Cardiometrics, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's report on Form 10-K for the fiscal year ended December 31, 1995;

         (b) The Registrant's report on Form 10-Q for the fiscal quarter ended March 31, 1996; and

         (c) The Registrant's Registration Statement No. 0-26748 on Form 8-A filed with the SEC on September 13, 1995, together with amendments thereto, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

         Not Applicable.

Item 5. Interests of Named Experts and Counsel

         Not Applicable.

Item 6. Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements also provide the Registrant's officers and directors with indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number                                    Exhibit
- --------------                                    -------

     5                         Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin &
                               Hachigian, LLP.
     23.1                      Consent of Ernst & Young LLP, Independent Auditors.
     23.2                      Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is
                               contained in Exhibit 5.
     24                        Power of Attorney.  Reference is made to page II-5 of this Registration Statement.
     99.1                      1995 Stock Incentive Plan.
     99.2                      Form of Notice of Grant to be generally used in connection with the 1995 Stock
                               Incentive Plan (incorporated by reference to Registration Statement No. 33-98920 on
                               Form S-8 filed with the SEC on November 2, 1996).
     99.3                      Form of Stock Option Agreement to be generally
                               used in connection with the 1995 Stock Incentive
                               Plan (incorporated by reference to Registration
                               Statement No. 33- 98920 on Form S-8 filed with
                               the SEC on November 2, 1996).
     99.4                      Addendum to Stock Option Agreement (Involuntary Termination) (incorporated by reference to Registration Statement No. 33-98920 on Form S-8 filed with the SEC on
                               November 2, 1996).
     99.5                      Addendum to Stock Option Agreement (Limited Stock Appreciation Right)
                               (incorporated by reference to Registration Statement No. 33-98920 on Form S-8 filed with the SEC on November 2, 1996).
     99.6                      Form of Stock Issuance Agreement to be generally
                               used in connection with the 1995 Stock Incentive
                               Plan (incorporated by reference to Registration
                               Statement No. 33- 98920 on Form S-8 filed with
                               the SEC on November 2, 1996).
     99.7                      Addendum to Stock Issuance Agreement (Involuntary Termination) (incorporated by reference to Registration Statement No. 33-98920 on Form S-8 filed with the SEC on
                               November 2, 1996).
     99.8                      Form of Notice of Grant (Non-Employee Director - Initial Grant) to be generally used in connection with the automatic grant program of the 1995 Stock Incentive Plan

                               (incorporated by reference to Registration
                               Statement No. 33-98920 on Form S-8 filed with the
                               SEC on November 2, 1996).

     99.9                      Form of Notice of Grant (Non-Employee Director -
                               Annual Grant) to be generally used in connection with the automatic grant program of the 1995
                               Stock Incentive Plan (incorporated by reference to Registration Statement No. 33-98920 on Form
                               S-8 filed with the SEC on November 2, 1996).

     99.10                     Form of Stock Option Agreement (Non-Employee
                               Director) to be generally used in connection with the automatic grant program of the 1995 Stock
                               Incentive Plan (incorporated by reference to Registration Statement No. 33-98920 on Form S-8 filed with the SEC on November 2, 1996).


Item 9. Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Incentive Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California on this 15th day of July, 1996.

                             CARDIOMETRICS, INC.

                             By: /S/ Menahem Nassi
                                 -----------------------------------------------
                                 Menahem Nassi, Ph.D.
                                 President, Chief Executive Officer and Director




                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Cardiometrics, Inc., a Delaware corporation, do hereby constitute and appoint Menahem Nassi and Robert
Y. Newell, IV, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and either of the undersigned hereby ratifies and confirms that all said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                              Date
- ---------                                       -----                                              ----

/S/  Menahem Nassi                              President, Chief Executive Officer                July 15, 1996
- ---------------------------------               and Director
Menahem Nassi, Ph.D.                            (Principal Executive Officer)


/S/  Robert Y. Newell                           Vice President, Finance and                       July 15, 1996
- ---------------------------------               Administration, Chief Financial Officer
Robert Y. Newell, IV                            and Secretary
                                                (Principal Financial and Accounting Officer)


/S/  H. Raymond Wallace                         Chairman of the Board             July 15, 1996
- ----------------------------
H. Raymond Wallace

/S/  Neal Dempsey                               Director                          July 15, 1996
- ----------------------------
Neal Dempsey

/S/  Robert J. Erra                             Director                          July 15, 1996
- ----------------------------
Robert J. Erra

/S/  Jeffrey M. Folick                          Director                          July 15, 1996
- ----------------------------
Jeffrey M. Folick

/S/  Brian D. Jacobs                            Director                          July 15, 1996
- ----------------------------
Brian D. Jacobs

                                                Director                          _______, 1996
- ----------------------------
David B. Musket

/S/  Gary S. Petersmeyer                        Director                          July 15, 1996
- ----------------------------
Gary S. Petersmeyer

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                               CARDIOMETRICS, INC.

                                  EXHIBIT INDEX

Exhibit                                                                                          Sequentially
Number                Exhibit                                                                    Numbered Page
- ------                -------                                                                    -------------

   5                Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin &
                    Hachigian, LLP.

   23.1             Consent of Ernst & Young LLP, Independent Auditors.

   23.2             Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian,
                    LLP is contained in Exhibit 5.

   24               Power of Attorney.  Reference is made to page II-5 of this Registration
                    Statement.

   99.1             1995 Stock Incentive Plan.

   99.2 Form of Notice of Grant to be generally used in connection with the 1995 Stock Incentive Plan (incorporated by reference to Registration Statement No. 33-98920 on Form S-8 filed with the SEC on November 2, 1996).

   99.3             Form of Stock Option Agreement to be generally used in connection with the
                    1995 Stock Incentive Plan (incorporated by reference to Registration
                    Statement No. 33-98920 on Form S-8 filed with the SEC on November 2,
                    1996).

   99.4             Addendum to Stock Option Agreement (Involuntary Termination)
                    (incorporated by reference to Registration Statement No. 33-98920 on Form
                    S-8 filed with the SEC on November 2, 1996).

   99.5             Addendum to Stock Option Agreement (Limited Stock Appreciation Right)
                    (incorporated by reference to Registration Statement No. 33-98920 on Form
                    S-8 filed with the SEC on November 2, 1996).

   99.6             Form of Stock Issuance Agreement to be generally used in connection with the 1995 Stock Incentive Plan (incorporated by reference to Registration
                    Statement No. 33-98920 on Form S-8 filed with the SEC on November 2,
                    1996).

   99.7             Addendum to Stock Issuance Agreement (Involuntary Termination)
                    (incorporated by reference to Registration Statement No. 33-98920 on Form
                    S-8 filed with the SEC on November 2, 1996).

   99.8             Form of Notice of Grant (Non-Employee Director - Initial
                    Grant) to be generally used in connection with the automatic grant program of the 1995 Stock Incentive Plan (incorporated by reference to Registration Statement No. 33-98920 on Form
                    S-8 filed with the SEC on November 2, 1996).

   99.9             Form of Notice of Grant (Non-Employee Director - Annual Grant) to be
                    generally used in connection with the automatic grant program of the 1995
                    Stock Incentive Plan (incorporated by reference to Registration Statement
                    No. 33-98920 on Form S-8 filed with the SEC on November 2, 1996).

                                                                                                  Sequentially
                                                                                                  Numbered Page
                                                                                                  -------------

   99.10            Form of Stock Option Agreement (Non-Employee Director) to be generally used in connection with the automatic grant program of the 1995 Stock
                    Incentive Plan (incorporated by reference to Registration Statement No. 33-
                    98920 on Form S-8 filed with the SEC on November 2, 1996).